ATTACHMENT 3

                                              HEMOTECH(TM)

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           HEMOTECH(TM) PRODUCTION MANAGEMENT AT TTUHSC BLOOD SUBSTITUTE PLANT IN LUBBOCK, TX

             P.I. SPONSORED RESEARCH AGREEMENT AND ACTING VP R&D AND PRODUCTION (J. SIMONI)

     o MANAGER OF BLOOD PRODUCTION, BANKING AND RBC PRODUCTION (G. SIMONI)

     o MANAGER OF CROSS-LINKING REAGENTS SYNTHESIS (G. SIMONI)

     o MANAGER OF HEMOGLOBIN PURIFICATION, CHEMICAL MODIFICATIONS AND FINAL FORMULATION (J. SIMONI)

     o MANAGER OF HEMOTECH(TM)PACKING, STORAGE, DOCUMENTATION AND DISTRIBUTION (J. MOELLER)

     o MANAGER OF R&D AND QC/QA LABORATORY (J. SIMONI)

     o MANAGER OF REGULATORY COMPLIANCE DIVISION (VP REGULATORY AFFAIRS AND COMPLIANCE)
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                                HemoTech(TM) Production Division & Team
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ADMINISTRATIVE DIVISION                      ----------------------------------
CORRESPONDENCE,TECHINICAL                    DIVISION OF REGULATORY                         -------------------------
WRITING, PURCHASING, ETC                     COMPLIANCE                                     DIVISION OF HEMOTECH(TM),
LOCATION  : 3A119A                   <------ LOCATION  : DALLAS,TX AND 3A136                PACKING, STORAGE,
PERSONNEL : ADMINISTRATIVE SECRETARY         PERSONNEL : V.P REGULATORY AFFAIRS           > DOCUMENTATION AND
          : J. SIMONI                                  : J. SIMONI                       /  DISTRIBUTION
          : J. MOELLER                                 : J. MOELLER                     /   LOCATION  : 3A134,3A136
------------------------------------         ----------------------------------        /    PERSONNEL : J. MOELLER
                                                             ^                        /               : J. SIMONI
  ----------------------------------                         |                       /                : G. SIMONI
  DIVISION OF RBC PRODUCTION                                 \/                     /                 : LAB TECH 1
  & PURIFICATION                               ------------------------------      /        -------------------------
  LOCATION  : NEW DEAL FARM, BLOOD   <         DIVISION OF QC/QA AND R&D          /                     ^
  BANK 3A135B                          \       LOCATION  : 3A136,3A135A          /                      |
  PERSONNEL : G. SIMONI                  \     PERSONNEL : J. SIMONI            /                       |
            : J. MOELLER                   \             : G. SIMONI           /                        |
            : LAB TECH 1                   /             : J. MOELLER         /                         |
            : ANIMAL TECH                 /              : RESEARCHER 1       \       -------------------------
  ----------------------------------     /               : RESEARCHER 2        \      DIVISION OF HEMOGLOBIN
                                        /      ------------------------------   \     CHEMICAL MODIFICATION AND
    ------------------------------     /                         |               \    FINAL FORMULATION
    DIVISION OF HEMOGLOBIN            /                          |                \   LOCATION  : 3A131,3A134
    PURIFICATION                     <                           \/                \  PERSONNEL : J. SIMONI
    LOCATION  : 3A131,3A134,3A135B               ------------------------------     >           : G. SIMONI
    PERSONNEL : J. SIMONI            \           DIVISION OF CROSS-LINKING      ---->           : LAB TECH 1
              : G. SIMONI               \        REAGENTS SYNTHESIS                             : LAB TECH 2
              : LAB TECH 1                 \     LOCATIONS : 3A131,3A135B             -------------------------
              : LAB TECH 2                    >  PERSONNEL : G. SIMONI
    ------------------------------                           LAB TECH 2
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